UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 ________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2016
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On August 31, 2016, Kevin A. Plank, the Chairman of the Board of Directors and Chief Executive Officer of Under Armour, Inc. (the “Company”), entered into a pre-arranged stock trading plan to sell shares of the Company’s Common Stock. The trading plan is designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934.

The trading plan entered into by Mr. Plank provides for the sale, over a period of approximately nine months beginning in October 2016, of up to 1,875,000 shares of the Company’s Class C Common Stock held by Mr. Plank personally and up to 200,000 shares of the Company’s Class C Common Stock held by his charitable foundation.  The sales under the trading plan are being done for asset diversification, tax and estate planning and charitable giving purposes.

Mr. Plank currently beneficially owns 34,450,000 shares of the Company’s Class B Common Stock, 135,020 shares of the Company’s Class A Common Stock and 33,823,404 shares of the Company’s Class C Common Stock. This represents approximately 15.6% of the total shares of Class A, Class B and Class C Common Stock outstanding as of June 30, 2016. If Mr. Plank completes all the planned sales under this trading plan, he would beneficially own approximately 15.2% of the total shares of Class A, Class B and Class C Common Stock outstanding as of June 30, 2016. Shares of Class A Common Stock have one vote and shares of Class B Common Stock have ten votes. Shares of Class C Common Stock have no voting rights (except in limited circumstances). Mr. Plank beneficially owns approximately 15.9% of the Class A and Class B Common Stock outstanding as of June 30, 2016, representing approximately 65.3% of the combined voting power of the Company’s outstanding shares as of June 30, 2016.

In accordance with Rule 10b5-1, officers and directors of a public company may adopt a plan for selling stock of the public company. The plan may be entered into only when the officer or director is not in possession of material, non-public information about the company. The stock transactions under this plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: September 2, 2016	By:	/s/ John P. Stanton
John P. Stanton
Senior Vice President, General Counsel & Secretary